AppFolio Names Tim Eaton as Chief Financial Officer Santa Barbara, Calif., July 31, 2025 — AppFolio (NASDAQ:APPF), the technology leader powering the future of the real estate industry, today announced that its Board of Directors has appointed Tim Eaton as the Chief Financial Officer of AppFolio, effective July 30, 2025. Eaton's appointment follows a distinguished tenure at AppFolio, where he most recently served as Interim Chief Financial Officer since October 2024. Since joining AppFolio in 2020, he has also held other key positions including Chief of Staff to the CEO and various other leadership roles. Before joining AppFolio, Eaton built a strong foundation through his work in financial, strategic, and operational positions at Visa, Google, and Goldman Sachs. He earned his M.B.A. in finance and entrepreneurship from the Wharton School at the University of Pennsylvania, a B.S. in Business Management from Brigham Young University, and is a CFA charterholder. “Tim’s appointment reflects his impactful leadership in positioning AppFolio for long-term growth and success,” said Shane Trigg, CEO of AppFolio. “I look forward to continuing to partner with Tim as we drive AppFolio’s path forward, focused on creating even greater value for our customers, our people, and our shareholders.” “AppFolio’s future is bright, and I am deeply proud to be part of an organization that values continuous innovation, close customer partnerships, and building trust every day,” said Eaton. “We are building the platform where the real estate industry comes to do business, and I am honored to fully embrace the CFO role and help lead our exceptional team as we power the future of the real estate industry.” About AppFolio AppFolio is the technology leader powering the future of the real estate industry. Our innovative platform and trusted partnership enable our customers to connect communities, increase operational efficiency, and grow their business. For more information about AppFolio, visit appfolio.com.

For more information, please contact: Stephanie Mitchell pr@appfolio.com Lori Barker ir@appfolio.com Forward-Looking Statements This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which statements are subject to considerable risks and uncertainties. Forward-looking statements include all statements that are not statements of historical fact contained in this press release, and can be identified by words such as “anticipates,” “believes,” “could,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “future’” “predicts, “projects,” “target,” “seeks,” “contemplates,” “should,” “will,” “would” or similar expressions and the negatives of those expressions. In particular, forward-looking statements contained in this press release relate to future operating results and financial position, including the Company's fiscal year 2025 financial outlook, anticipated future expenses and investments, the Company's business opportunities, the impact of the Company's strategic actions and initiatives, the effect of the Company's 2025 Share Repurchase Program, the potential benefits and effect of the Company's resident experience related services, including FolioSpace, and their impact on the Company’s plans, objectives, expectations and capabilities. Forward-looking statements represent AppFolio's current beliefs and expectations based on information currently available and speak only as of the date the statement is made. Forward-looking statements are subject to numerous known and unknown risks, uncertainties and other factors that may cause the Company's actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. The risks, uncertainties and other factors that may cause the Company's actual results, performance or achievements to materially differ from those expressed or implied by these forward-looking statements include those risks, uncertainties and other factors described in the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, which was filed with the SEC on February 6, 2025, as such risk factors may be updated from time to time in our subsequent filings with the SEC, and the section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s most recently filed Annual Report on Form 10-K or Quarterly Report on Form 10-Q, as well as in the Company's other filings with the SEC. You should read this press release with the understanding that the Company's actual future results may be materially different from the results expressed or implied by these forward-looking statements.

The Company undertakes no obligation to update any forward-looking statements made in this press release to reflect events or circumstances after the date of this press release or to reflect new information or the occurrence of unanticipated events, except as required by law.